UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 6, 2012

(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304

(Address and zip code of principal executive offices)
(414) 271-6755

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

    On December 6, 2012, the Board of Directors amended Section 3.16(a) of the Company's By-laws , effective immediately, to delete the second sentence thereof, which required that all members of the Finance Committee must be non-employee directors.  On that date Mr. Paul Manning, the Company's President and Chief Operating Officer, was appointed to the Executive Committee and the Finance Committee, and his membership on the Scientific Advisory Committee was confirmed.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit 3.2(a)	Amendment to Section 3.16(a) of Sensient's By-laws

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
Name:	John L. Hammond
Title:	Senior Vice President, General Counsel and Secretary

Date: December 6, 2012

EXHIBIT INDEX

Exhibit 3.2(a)	Amendment to Section 3.16(a) of Sensient's By-laws